Impairment of property, plant and equipment, goodwill, and other intangible assets	12 Months Ended
Dec. 31, 2023
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment of property, plant and equipment, goodwill, and other intangible assets	Impairment of property, plant and equipment, goodwill and other intangible assets

Impairments

	$ million
	2023	2022	2021
Impairment losses
Goodwill	635	361	167
Intangible assets other than goodwill	130	153	4
Property, plant and equipment, of which [A]	8,182	1,799	3,894
Exploration and production	4,820	868	1,533
Manufacturing, supply and distribution	2,785	474	2,340
Other	577	457	21
Total [B]	8,947	2,313	4,065
Impairment reversals
Intangible assets other than goodwill	135	—	—
Property, plant and equipment, of which [A]	627	6,177	214
Exploration and production	528	5,954	213
Manufacturing, supply and distribution	91	72	—
Other	8	151	1
Total [B]	762	6,177	214
[A]Includes right-of-use assets under leases. (See Note 21).
[B]See Note 7.
Discount rate and other assumptions
The discount rates applied in determining value in use reflect a current market assessment of the time value of money, adjusted for risks not included in forecast cash flows. The discount rate applied is based on a nominal post-tax weighted average cost of capital (WACC), derived from the following key assumptions:
[A]The peer group of comparable energy companies is tailored to reflect relevant integrated power companies (for power activities in the Renewables and Energy Solutions segment) and integrated oil and gas companies (for the rate applied to all other assets). The proportion of debt and equity in the WACC calculation reflects a target gearing ratio, tailored for power activities and oil and gas activities as appropriate.
This rate is reassessed throughout the reporting period, with adjustments made when changes in assumptions applied would lead to a change in an investor's expected rate of return on a portfolio of similar assets. This assessment considers a range of factors, including macroeconomic forecasts, the historical volatility of key assumptions and the level of risking reflected in cash flow forecasts, including the extent to which systemic risks have been reflected in Shell's Operating Plan, which forms the basis of forecast cash flows in determining value in use.
Cash flow projections used in the determination of value in use were made using management's forecasts of commodity prices, market supply and demand, forecast expenditures, potential costs associated with operational GHG emissions, product margins including forecast refining margins, chemical margins and expected production volumes (see Note 2). The level of risking reflected in these assumptions is a consideration in management's assessment of the discount rate to be applied in order to avoid duplication of systemic and asset-specific risking in calculating value in use, and to ensure the discount rate applied is commensurate with risks included in forecast cash flows.
The discount rate increased in 2023, predominantly as a result of sustained increases in US Treasury yields. The discount rate applied was a nominal post-tax WACC of 6% (2022: 5%) for the power activities in the Renewables and Energy Solutions segment and a nominal post-tax WACC of 7.5% (2022: 6.5%) for all other businesses.
12. Impairment of property, plant and equipment, goodwill and other intangible assets continued
Recoverable value was predominantly assessed by reference to value in use. The pre-tax discount rates applied for value in use impairment testing vary according to the characteristics of the asset, including its useful life and cash flow profiles. The weighted average pre-tax discount rate applied in the recognition of impairment charges during the year was 9.9% for the Renewables and Energy Solutions segment and 12.9% for all other businesses. Prior year impairment charges were predominantly related to the withdrawal from Russia where value in use calculations were not applicable.
The near-term commodity price assumptions applied in impairment testing were as follows:

Commodity price assumptions [A]

2023	2024	2025	2026	2027
Brent crude oil ($/b)	70	70	70	74
Henry Hub natural gas ($/MMBtu)	4.00	4	4	4

2022	2023	2024	2025	2026
Brent crude oil ($/b)	80	70	70	71
Henry Hub natural gas ($/MMBtu)	4.00	3.50	3.50	3.98
[A]Money of the day.
For periods after 2027, the real-terms price assumptions applied were: $70 per barrel (/b) (2022: $65/b) for Brent crude oil, $4.00 per million British thermal units (/MMBtu) (2022: $4.00/MMBtu) for Henry Hub natural gas.
Oil and gas price assumptions applied for impairment testing are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures and, in supply, consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders.
For certain assets in the Chemicals and Products and Renewables and Energy Solutions segments, the recoverable value was determined by reference to fair value less costs of disposal. In determining fair value, adjustments are made to forecast cash flows to reflect assumptions used by market participants. These adjustments predominantly relate to the discount rate applied and commodity price assumptions. For certain assets in the Renewables and Energy Solutions segment, the valuation methodology incorporates other adjustments to reflect comparable transactions.
The total carrying value of property, plant and equipment, goodwill and other intangible assets at December 31, 2023 for which recoverable value was determined by reference to fair value less costs of disposal was $2.6 billion related to assets in Renewables and Energy Solutions and $2.5 billion in Chemicals and Products. The weighted average post-tax discount rate applied to impairments recognised during the year is 12% for Renewables and Energy Solutions and 10% for Chemicals and Products.
Goodwill
Goodwill impairments of $635 million in 2023 are mainly recognised in Renewables and Energy Solutions primarily related to an asset in North America, triggered by annual goodwill impairment testing reflecting factors including the impact of the deteriorated macro environment.
Property, plant and equipment
Exploration and production
Impairment losses recognised in Exploration and production in 2023 of $4,820 million related to various assets in Integrated Gas ($3,472 million) and Upstream ($1,348 million). Impairments recognised in Integrated Gas mainly related to an asset located in North America, triggered by a change in the discount rate applied, and a project in Australia, triggered by factors including revised production estimates and regulatory changes. Impairment losses recognised in Upstream principally relate to projects in North America, Nigeria and the UK triggered by factors including revised reserves estimates and portfolio choices.
Manufacturing, supply and distribution
Impairment losses recognised in Manufacturing, supply and distribution in 2023 of $2,785 million mainly related to chemical assets in Singapore in Chemicals and Products, triggered by lower expected chemical margins and associated with portfolio choices.
Other
Other impairment losses in 2023 of $577 million related to various assets in Marketing ($292 million) and assets in Renewables and Energy Solutions mainly in Europe ($273 million).
Impairment reversals in 2023 of $627 million are mainly triggered by the reassessment of fair value less costs of disposal in Integrated Gas
($325 million) and revised reserves estimates in Upstream ($203 million).
Impairment losses in 2022 mainly related to the withdrawal from Russia ($854 million), the classification of an Upstream asset as held for sale ($320 million) and an impairment of capital expenditure additions in fully impaired sites in Chemicals and Products ($257 million).
12. Impairment of property, plant and equipment, goodwill and other intangible assets continued
The recognition of impairment reversals in 2022 was mainly triggered by the revision of Shell's mid- and long-term commodity price assumptions reflecting the energy market demand and supply fundamentals. They are related to: i) Integrated Gas for $3,449 million, mainly relating to the Queensland Curtis LNG asset; and ii) Upstream for $2,504 million, mainly related to two offshore projects in Brazil and an asset in the US Gulf of Mexico.
Impairment losses in 2021 were predominantly triggered by reclassifications of assets held for sale and portfolio developments. They were mainly related to three refineries in the USA within Chemicals and Products impaired on classification as held for sale ($1,537 million), and exploration and evaluation assets both within Integrated Gas ($600 million) and Upstream ($373 million).
Sensitivities
The main sensitivities in relation to value in use impairment assessment are the commodity price assumptions in Integrated Gas and Upstream, refining and chemical margins in Chemicals and Products, and discount rates in all segments.
Commodity price assumptions
A change of -10% or +10% in the commodity price assumptions over the entire cash flow projection period would ceteris paribus result in $5-8 billion impairments or $2-5 billion impairment reversal, respectively, in Integrated Gas and Upstream.
Refining margins
Refining margins applied for impairment testing by reference to value in use are at an average of $7.6/bbl. A change of -$1/bbl or +$1/bbl in long-term refining margins over the entire cash flow projection period would ceteris paribus result in $1-2 billion impairments or up to $1 billion impairment reversal, respectively, in Chemicals and Products.
Chemical margins
Chemicals margins applied for impairment testing by reference to value in use are at an average of $252/tonne. A change of -$30/tonne or +$30/tonne in long-term chemical margins over the entire cash flow projection period would ceteris paribus result in up to $2 billion impairments or no impairment reversal, respectively, in Chemicals and Products.
Discount rates
A change of +1% in the discount rate would ceteris paribus result in $2-4 billion impairments in Integrated Gas and Upstream, and up to
$1 billion in Chemicals and Products, and would have no significant impact in other segments.
Where carrying values have been supported by reference to fair value less costs of disposal, recoverable amounts are less sensitive to Shell's planning assumptions. This is on the basis that key assumptions (including discount rates and commodity prices) have been adjusted to reflect those used by market participants.
In calculating recoverable value, key assumptions are not determined in isolation, to ensure relevant interdependencies are appropriately reflected. In particular, management considers the relationship between discount rates, forecast commodity prices and cash flow risking to ensure impairment testing assumptions result in an implicit expected return which is balanced and appropriate for the asset under review. Each of the sensitivities described above have been tested under a ceteris paribus assumption where all other factors remain unchanged, and as such do not reflect the potential offsetting effects of corresponding changes in other assumptions.